Offerings - Offering: 1	Aug. 27, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common Stock
Amount Registered | shares	1,000
Proposed Maximum Offering Price per Unit	7.26
Maximum Aggregate Offering Price	$ 7,260.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1.00
Offering Note	Estimated solely for the purpose of calculating the registration fee. Net asset value per common share on August 17, 2026. Represents the total of the fee offsets claimed pursuant to Rule 457(p) under the Securities Act for the portion of registration fee previously paid with respect to the unsold securities of the Registrant, as set forth in Table 2.